Designated Filer:  Warburg Pincus Private Equity IX, L.P.
Issuer & Ticker Symbol:  Builders FirstSource, Inc. (BLDR)
Date of Event Requiring Statement:  March 10, 2008



                                                                    Exhibit 99.3

                            JOINT FILERS' SIGNATURES




     WARBURG PINCUS IX, LLC

     By:  Warburg Pincus Partners, LLC, its Sole Member,
          By:  Warburg Pincus & Co., its Managing Member

     By:   /s/  Scott A. Arenare                            Date: March 12, 2008
           ---------------------------                            -------------
           Name:   Scott A. Arenare
           Title:  Partner



     WARBURG PINCUS PARTNERS, LLC

     By:  Warburg Pincus & Co., its Managing Member

     By:   /s/  Scott A. Arenare                            Date: March 12, 2008
           ---------------------------                            -------------
           Name:   Scott A. Arenare
           Title:  Partner



     WARBURG PINCUS LLC

     By:   /s/  Scott A. Arenare                            Date: March 12, 2008
           ---------------------------                            -------------
           Name:   Scott A. Arenare
           Title:  Managing Director



     WARBURG PINCUS & CO.

     By:   /s/  Scott A. Arenare                            Date: March 12, 2008
           ---------------------------                            -------------
           Name:   Scott A. Arenare
           Title:  Partner



     By:   /s/  Scott A. Arenare                            Date: March 12, 2008
           ---------------------------                            -------------
           Name:   Charles R. Kaye
           By:     Scott A. Arenare,
                   Attorney-in-Fact



     By:   /s/  Scott A. Arenare                            Date: March 12, 2008
           ---------------------------                            -------------
           Name:   Joseph P. Landy
           By:     Scott A. Arenare,
                   Attorney-in-Fact